Exhibit 10.41

AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

FOR

ALAN D. GAINES

This Amendment to Executive Employment Agreement (“Agreement”) is entered into by and between Alan D. Gaines. (“Employee”) and Richfield Oil & Gas Company (“Richfield”), for and on behalf of itself, its subsidiaries, and its affiliated companies (collectively, “Employer”), effective as of January 15, 2014 (the “Effective Date”) and amendments the Executive Employment Agreement between the parties entered on May 6, 2013.

AMENDMENT

The following paragraph in the May 6, 2013 Agreement is hereby deleted:

“6. Grant of Stock Option: Concurrently with the execution of this Agreement, the Company shall grant a stock option (“Stock Option”) to the Executive, exercisable to purchase up to an aggregate of 3,500,000 shares of the Company’s common stock, par value $0.001. The Stock Option shall be exercisable at an exercise price of $1.00 per share for a period of seven (7) years and shall be subject to a vesting schedule as set forth therein. The Form of Stock Option is attached hereto as Exhibit B.”

The following paragraph replaces the above deleted paragraph:

“Grant of Restricted Stock: By this amendment all Stock Options granted to Executive are hereby canceled. The Company shall grant to Executive 9.9% of the outstanding shares of the Company common stock which shall be be restricted. The total restricted common shares to be issued upon the signing of this agreement are 4,908,532 shares. The shares shall be issued with a legend in the following form:

“The securities represented by this Certificate have not been registered under the Securities Act of 1933 (the “Act”) and are “restricted securities” as that term is defined in Rule 144 under the Act. The securities may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Issuer.””

The Parties hereby reaffirm all other terms and conditions contained in the January 1, 2012 Employment Agreement.

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IN WITNESS WHEREOF, Employer and Employee have duly executed this Agreement in multiple originals as of the date indicated and effective as of the Effective Date.

Richfield Oil & Gas Company

By:	/s/ Michael A Cederstom	Date:	1-30-2014
Michael A Cederstrom Corporate Secretary
EXECUTIVE

By:	/s/ Alan D Gaines	Date:	1-30-2014
Alan D Gains

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